SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                                                       ____________________
                                                      |           |        |
                                                      | NEUBERGER | BERMAN |
                                                      |___________|________|

                                                      A Lehman Brothers Company

            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.


                                605 THIRD AVENUE
                         NEW YORK, NEW YORK 10158-0180

                              ____________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              ____________________


Dear Stockholder:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund"), will be held on Wednesday, May 2, 2007, at 9:30 a.m. Eastern time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698 for the following purposes:

     (1) To elect five Class II Directors to serve until the annual meeting of stockholders in 2010, or until their successors are elected and qualified; and

     (2) To consider and act upon any other business that may properly come before the Meeting or any adjournments thereof.

     You are entitled to vote at the Meeting of the Fund and any adjournments thereof if you owned Fund shares at the close of business on February 21, 2007 ("Record Date"). If you attend the Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD(S). If you have any questions about the proposals or the voting instructions, please call us at 877-461-1899. Any proposal submitted to a vote at the Meeting by anyone other than the officers or directors of the Fund may be voted only in person or by written proxy.

     We will admit to the Meeting (1) all stockholders of record of the Fund as of the Record Date, (2) persons holding proof of beneficial ownership at the Record Date such as a letter or account statement from a broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. ALL PERSONS WISHING TO BE ADMITTED TO THE MEETING MUST PRESENT PHOTO IDENTIFICATION. IF YOU PLAN TO ATTEND THE MEETING, PLEASE CONTACT US AT 877-461-1899.

     Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted.


                                             By order of the Board of Directors,


                                             /s/ Claudia A. Brandon
                                             Claudia A. Brandon
                                             Secretary
Dated: April 19, 2007

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


REGISTRATION                                                VALID SIGNATURE
_______________________________________________________________________________

CORPORATE ACCOUNTS

(1) ABC Corp.                                            ABC Corp.
(2) ABC Corp.                                            John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer                    John Doe
(4) ABC Corp. Profit Sharing Plan                        John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust                                            Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78                  Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA   John B. Smith
(2) John B. Smith                                        John B. Smith, Jr.,
                                                         Executor
_______________________________________________________________________________

_______________________________________________________________________________

                   YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
                            SHARES OF STOCK YOU OWN.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

     IF YOU OWN SHARES OF BOTH COMMON STOCK AND PREFERRED STOCK OF THE FUND, THERE WILL BE MORE THAN ONE PROXY CARD ENCLOSED. PLEASE FILL OUT AND RETURN EACH PROXY CARD.

     STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD(S).

     TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
_______________________________________________________________________________

                                                       ____________________
                                                      |           |        |
                                                      | NEUBERGER | BERMAN |
                                                      |___________|________|

                                                      A Lehman Brothers Company

            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.


                                605 THIRD AVENUE
                         NEW YORK, NEW YORK 10158-0180

                              ____________________

                                PROXY STATEMENT
                              ____________________


                         ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 2, 2007

                                  INTRODUCTION

     This Proxy Statement is furnished to the stockholders of Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund"), by the Board of Directors of the Fund in connection with the solicitation of stockholder votes by proxy to be voted at the Annual Meeting of Stockholders ("Meeting") or any adjournments thereof to be held on Wednesday, May 2, 2007, at 9:30 a.m. Eastern time at the offices of Neuberger Berman, LLC ("Neuberger Berman"), 605 Third Avenue, 41st Floor, New York, New York 10158-3698. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting of Stockholders, this Proxy Statement and form of proxy first will be mailed to stockholders on or about April 20, 2007.

     If an enclosed proxy card is executed properly and returned, shares represented thereby will be voted at the Meeting in accordance with the instructions on the proxy card. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Secretary of the Fund, by the execution of a subsequently dated proxy card or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy card, shares will be voted "FOR" the election of each nominee for Director and "FOR," "ABSTAIN" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

     The close of business on February 21, 2007, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting ("Record Date"). On that date, the Fund had 33,316,439 shares of common stock ("Common Shares") and 9,800 shares of preferred stock ("Preferred Shares") outstanding and entitled to vote.

     Holders of the Fund's outstanding Common Shares and Preferred Shares will vote together as a single class to elect four Class II Directors. As described herein under the section entitled "Election of Directors - Proposal," holders of the Fund's Preferred

Shares will vote separately from holders of the Common Shares to elect one additional Class II Director. As to any other business that may properly come before the Meeting, holders of Common Shares and Preferred Shares may vote together as a single class or separately, depending on the requirements of the Investment Company Act of 1940, as amended ("1940 Act"), the Maryland General Corporation Law ("MGCL") and the Fund's charter with respect to said item of business. Each full share of the Fund's Common Shares or Preferred Shares is entitled to one vote and each fractional share of the Fund's Common Shares or Preferred Shares is entitled to a proportionate share of one vote.

     Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone, and electronic transmission or in person by regular employees of Neuberger Berman Management Inc. ("NB Management"), affiliates of NB Management or other representatives of the Fund. NB Management serves as the Fund's investment manager and administrator. In addition, the Fund has engaged Georgeson Inc., a proxy solicitation firm, to assist in the solicitation of proxies. The aggregate cost of retaining Georgeson Inc. is expected to be about $25,000 plus expenses in connection with the solicitation of proxies; this cost could increase if there is a contested election. All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by the Fund.

     With respect to the Fund, the presence at the Meeting, in person or by proxy, of stockholders entitled to vote 33 1/3% of the shares outstanding and entitled to vote at the Meeting is required for a quorum. The affirmative vote of the holders of a majority of the Fund's outstanding Common Shares and Preferred Shares, voting as a single class, is required to elect four of the Fund's Class II Directors. The affirmative vote of the holders of a majority of the Fund's outstanding Preferred Shares, voting separate from the Common Shares, is required to elect one additional Class II Director. With respect to other items of business, the necessary affirmative vote will depend on the requirements of the 1940 Act, the MGCL and the Fund's charter with respect to said items of business. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposed item are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Subject to the rules established by the Chairman of the Meeting, the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy may vote to adjourn, or, if no stockholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Meeting may adjourn the Meeting. In the former case, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" or "AGAINST" any proposal in their discretion. A stockholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal at the Meeting. The Fund understands that, under the rules of the New York Stock Exchange ("NYSE") and the American Stock Exchange ("AMEX"), such broker-dealers may grant authority to the proxies designated by the Fund to vote on the election of Directors for the Fund if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their names for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     In tallying stockholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either
(i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Accordingly, abstentions and broker non-votes effectively will be a vote against any adjournment and against the election of the Directors.

     As of February 21, 2007, the Fund knows of no person who owns beneficially more than 5% of its outstanding Common Shares or Preferred Shares other than those listed below.



                                                       AMOUNT OF
CLASS OF       NAME AND ADDRESS OF BENEFICIAL          BENEFICIAL     PERCENT OF
STOCK                      OWNER                       OWNERSHIP        CLASS
_______________________________________________________________________________

Common Shares  Western Investment LLC*                 2,427,789       7.29%
               7050 S. Union Park Center, Suite
               590 Midvale, UT 84047
_______________________________________________________________________________

Common Shares  Deutsche Bank AG**
               Taunusanlage 12 D-60325
               Frankfurt am Main Federal
               Republic of Germany                     2,188,925       6.57%
_______________________________________________________________________________

*   Based upon information obtained from a Schedule 13D filed by Western
    Investment LLC with the Securities and Exchange Commission ("SEC") on
    February 20, 2007; includes beneficial ownership of shares owned by Arthur
    D. Lipson, Western Investment Hedged Partners LP, Western Investment
    Activism Partners LLC, Benchmark Plus Institutional Partners, L.L.C.,
    Benchmark Plus Partners, L.L.C., Benchmark Plus Management, L.L.C., Robert
    Ferguson, Scott Franzblau, Robert Wood, D. James Daras and Matthew Crouse.

** Based on an amended Schedule 13G filed by Deutsche Bank AG with the SEC on January 30, 2007; includes beneficial ownership of shares owned by Deutsche
    Bank AG, London Branch.


     In addition, the Directors and officers of the Fund, in the aggregate, owned less than 1% of each class of the Fund's outstanding shares as of February 21, 2007.

     NB Management serves as the investment manager and administrator to the Fund. NB Management provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. NB Management is located at 605 Third Avenue, New York, New York 10158-0180. NB Management retains Neuberger Berman, 605 Third Avenue, New York, New York 10158-3698, as sub-adviser with respect to the Fund. As of December 31, 2006, Neuberger Berman affiliates had approximately $126.9 billion in assets under management. Neuberger Berman and NB Management are indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly held company.

     STOCKHOLDERS OF RECORD OR BENEFICIAL OWNERS AS OF THE RECORD DATE MAY OBTAIN A FREE COPY OF THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS FOR THE FUND, BY WRITING NB MANAGEMENT AT 605 THIRD AVENUE, 2 (ND) FLOOR, NEW YORK, NEW YORK 10158-0180, OR BY CALLING TOLL FREE 877-461-1899.

     Stockholders may send communications that they would like to direct to the Board of Directors or to an individual director of the Fund to the attention of Chamaine Williams, Chief Compliance Officer of the Fund, Neuberger Berman Funds, 605 Third Avenue, 21 (st) Floor, New York, NY, 10158-0180. The Board has directed Ms. Williams to send such communications to the chairperson of the Fund's Ethics and Compliance Committee. Nominee recommendations and stockholder proposals should be directed to the attention of Claudia A. Brandon, Secretary of the Fund, Neuberger Berman Funds, 605 Third Avenue, 21 (st) Floor, New York, NY, 10158-0180 as described in this Proxy Statement under "Information Regarding the Fund's Process for Nominating Director Candidates" and "Stockholder Proposals."

                              ELECTION OF DIRECTORS
                                    PROPOSAL

     The Board of Directors of the Fund is divided into three classes (Class I, Class II and Class III). At the February 2007 Board meeting, the Fund's Board of Directors expanded the size of the Board from thirteen (1) to fifteen and appointed Michael M. Knetter as a Class I Director and George W. Morriss as a Class II Director to fill the vacancies created by the expansion. The terms of office of Class I, Class II and Class III Directors will expire at the annual meeting of stockholders held in 2009, 2007 and 2008, respectively, and at each third annual meeting of stockholders thereafter. Each Director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The classification of Directors helps to promote the continuity and stability of the Fund's management and policies because the majority of the Directors at any given time will have prior experience as Directors of the Fund. At least two stockholder meetings, instead of one, are required to effect

(1) Following the death of Barry Hirsch, a Class II Director, the Board of the Fund determined to reduce the number of Directors on the Board from 14 to 13 and to reclassify C. Anne Harvey, a Class I Director, as a Class II Director. Ms. Harvey was reclassified as a Class II Director of the Board so that each class of the Board would have as close to the same number of Directors as possible.

a change in a majority of the Directors, except in the event of vacancies resulting from removal for cause or other reasons, in which case the remaining Directors may fill the vacancies so created, to the extent permitted by the 1940 Act.

     Holders of the Fund's Preferred Shares are entitled, as a class, to the exclusion of the holders of all other classes of stock of the Fund, to elect two Directors of the Fund (regardless of the total number of Directors serving on the Fund's Board of Directors). One of those two Directors, John Cannon, is a Class II Director currently up for election. The other is a Class III Director up for election in 2008. The Class III Director is not a nominee to be considered at the Meeting.

     The term of each current Class II Director expires in 2007, but each expressed his or her willingness to serve another term as Director of the Fund if nominated by the Board of Directors. In addition to these incumbents, Western Investments LLC ("Western") put forward for consideration four candidates ("Western candidates") for election as Directors at the Fund's 2007 meeting of stockholders and stated its intention to nominate the Western candidates at the meeting if they were not nominated by the Board. The Governance and Nominating Committee of the Fund reviewed the qualifications, experience and background of each incumbent Director and the Western candidates. Based upon this review, the Committee determined that nominating the incumbents would be in the best interests of Fund stockholders. The Fund's Board believes that the incumbents are well suited for service on the Board due to their familiarity with the Fund as a result of their prior service as Directors, their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers or advisers of public companies and business organizations, including other investment companies.

     At a meeting in December 2006, the Board of Directors received the recommendations of the Governance and Nominating Committee. After discussion and consideration of, among other things, the backgrounds of the incumbents and the Western candidates, the Board voted to nominate John Cannon, Tom D. Seip, Jack
Rivkin, and C. Anne Harvey for election as Class II Directors with a term expiring in 2010. Mr. Morriss was not a Director in December 2006. Upon recommendation of board members, at the February 2007 Board meeting, the Fund's Board voted to nominate Mr. Morriss for election as a Class II Director with a term expiring in 2010. On April 13, 2007, Western filed a preliminary proxy statement naming five nominees for election.

     The Fund has a policy that at least three-fourths of all Directors be Independent Fund Directors. Independent Fund Directors are those who are not associated with the Fund's investment adviser or sub-adviser or their affiliates, or with any broker-dealer used by the Fund, the investment adviser or the sub-adviser in the past six months.

     It is the intention of the persons named as proxies on the enclosed proxy card(s) to vote in favor of the election of each nominee named in this Proxy Statement. Each nominee has consented to be named in this Proxy Statement and to serve as Director if elected. The Fund's Board of Directors has no reason to believe that any nominee will become unavailable for election as a Director, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board of Directors may recommend.

     None of the Directors is related to any other. The following tables set forth certain information regarding each Director of the Fund. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for five years or more. The business address of each listed person is 605 Third Avenue, New York, New York 10158.

                         INFORMATION REGARDING NOMINEES
                       FOR ELECTION AT 2007 ANNUAL MEETING

________________________________________________________________________________________________________________

                                                                      NUMBER OF
                                                                      PORTFOLIOS IN
NAME, AGE, POSITION,                                                  FUND COMPLEX      OTHER DIRECTORSHIPS HELD
TERMS OF OFFICE (1), AND                                              OVERSEEN BY       OUTSIDE FUND COMPLEX
LENGTH OF TIME SERVED        PRINCIPAL OCCUPATION(S)                  DIRECTOR (2)      BY DIRECTOR
________________________________________________________________________________________________________________

                                                      CLASS II
________________________________________________________________________________________________________________

Independent Fund Directors
________________________________________________________________________________________________________________

John Cannon (77)             Consultant. Formerly,                         62           Independent Trustee
Director                     Chairman, CDC                                              or Director of three
Since inception              Investment Advisers                                        series of Oppenheimer
                             (registered investment                                     Funds: Limited Term
                             adviser), 1993 to                                          New York Municipal
                             January 1999; formerly,                                    Fund, Rochester
                             President and Chief                                        Fund Municipals,
                             Executive Officer, AMA                                     and Oppenheimer
                             Investment Advisors, an                                    Convertible Securities
                             affiliate of the American                                  Fund, since 1992.
                             Medical Association.
________________________________________________________________________________________________________________

C. Anne Harvey (69)          President, C.A. Harvey                        62           Formerly, President,
Director                     Associates since                                           Board of Associates
Since inception              October 2001; formerly,                                    to The National
                             Director, AARP, 1978 to                                    Rehabilitation
                             December 2001.                                             Hospital's Board
                                                                                        of Directors, 2001
                                                                                        to 2002; formerly,
                                                                                        Member, Individual
                                                                                        Investors Advisory
                                                                                        Committee to the New
                                                                                        York Stock Exchange
                                                                                        Board of Directors,
                                                                                        1998 to June 2002.
________________________________________________________________________________________________________________

George W. Morriss (59)       Formerly, Executive                           62           Member, Board of
Director                     Vice President and                                         Managers, Old Mutual
Since February 2007          Chief Financial                                            Funds of Hedge Funds
                             Officer, People's Bank                                     (registered hedge
                             (a financial services                                      fund), since October
                             company), 1991 to 2001.                                    2006.
________________________________________________________________________________________________________________

________________________________________________________________________________________________________________

                                                                      NUMBER OF
                                                                      PORTFOLIOS IN
NAME, AGE, POSITION,                                                  FUND COMPLEX      OTHER DIRECTORSHIPS HELD
TERM OF OFFICE (1), AND                                               OVERSEEN BY       OUTSIDE FUND COMPLEX
LENGTH OF TIME SERVED        PRINCIPAL OCCUPATION(S)                  DIRECTOR (2)      BY DIRECTOR
________________________________________________________________________________________________________________

Tom D. Seip (57)             General Partner, Seip                         62           Director, H&R Block,
Director                     Investments LP (a                                          Inc. (financial services
Since inception;             private investment                                         company) since May
Lead Independent             partnership); formerly,                                    2001; Chairman,
Director                     President and CEO,                                         Compensation
Since 2006                   Westaff, Inc. (temporary                                   Committee, H&R
                             staffing), May 2001 to                                     Block, Inc. since 2006;
                             January 2002; formerly,                                    Director, America
                             Senior Executive at                                        One Foundation
                             the Charles Schwab                                         since 1998; formerly,
                             Corporation, 1983                                          Chairman, Governance
                             to 1998, including                                         and Nominating
                             Chief Executive                                            Committee, H&R
                             Officer, Charles                                           Block, Inc., 2004
                             Schwab Investment                                          to 2006; formerly,
                             Management, Inc. and                                       Director, Forward
                             Trustee, Schwab Family                                     Management, Inc.
                             of Funds and Schwab                                        (asset management
                             Investments, 1997 to                                       company), 1999
                             1998, and Executive                                        to 2006; formerly
                             Vice President-Retail                                      Director, E-Bay
                             Brokerage, Charles                                         Zoological Society,
                             Schwab & Co., Inc.,                                        1999 to 2003;
                             1994 to 1997.                                              formerly, Director,
                                                                                        General Magic (voice
                                                                                        recognition software),
                                                                                        2001 to 2002; formerly,
                                                                                        Director, E-Finance
                                                                                        Corporation (credit
                                                                                        decisioning services),
                                                                                        1999 to 2003; formerly,
                                                                                        Director, Save-Daily.
                                                                                        com (micro investing
                                                                                        services), 1999 to 2003.
________________________________________________________________________________________________________________

________________________________________________________________________________________________________________

                                                                      NUMBER OF
                                                                      PORTFOLIOS IN
NAME, AGE, POSITION,                                                  FUND COMPLEX      OTHER DIRECTORSHIPS HELD
TERM OF OFFICE (1), AND                                               OVERSEEN BY       OUTSIDE FUND COMPLEX
LENGTH OF TIME SERVED        PRINCIPAL OCCUPATION(S)                  DIRECTOR (2)      BY DIRECTOR
________________________________________________________________________________________________________________

Director who is an "Interested Person" *
________________________________________________________________________________________________________________

Jack L. Rivkin* (66)         Executive Vice                                62           Director, Dale
President and                President and Chief                                        Carnegie and
Director                     Investment Officer,                                        Associates, Inc.
Since December               Neuberger Berman                                           (private company)
2002                         Inc. (holding company)                                     since 1998; Director,
                             since 2002 and 2003,                                       Solbright, Inc. (private
                             respectively; Managing                                     company) since 1998.
                             Director and Chief
                             Investment Officer,
                             Neuberger Berman
                             since December 2005
                             and 2003, respectively;
                             formerly, Executive Vice
                             President, Neuberger
                             Berman, December
                             2002 to 2005; Director
                             and Chairman,
                             NB Management
                             since December 2002;
                             formerly, Executive
                             Vice President,
                             Citigroup Investments,
                             Inc., September 1995
                             to February 2002;
                             formerly, Executive Vice
                             President, Citigroup
                             Inc., September 1995 to
                             February 2002.
________________________________________________________________________________________________________________

                         INFORMATION REGARDING DIRECTORS
                          WHOSE CURRENT TERMS CONTINUE

________________________________________________________________________________________________________________

                                                                      NUMBER OF
                                                                      PORTFOLIOS IN
NAME, AGE, POSITION,                                                  FUND COMPLEX      OTHER DIRECTORSHIPS HELD
TERM OF OFFICE (1), AND                                               OVERSEEN BY       OUTSIDE FUND COMPLEX
LENGTH OF TIME SERVED        PRINCIPAL OCCUPATION(S)                  DIRECTOR (2)      BY DIRECTOR
________________________________________________________________________________________________________________

                                                     CLASS I
________________________________________________________________________________________________________________

Independent Fund Directors
________________________________________________________________________________________________________________

Faith Colish (71)            Counsel, Carter Ledyard &                     62           Formerly, Director
Director                     Milburn LLP (law firm)                                     (1997 to 2003) and
Since inception              since October 2002;                                        Advisory Director
                             formerly, Attorney-at-Law                                  (2003 to 2006), ABA
                             and President, Faith Colish,                               Retirement Funds
                             A Professional Corporation,                                (formerly, American
                             1980 to 2002.                                              Bar Retirement
                                                                                        Association)
                                                                                        (not-for-profit
                                                                                        membership
                                                                                        corporation).
________________________________________________________________________________________________________________

Michael M. Knetter (46)      Dean, School of Business,                     62           Trustee, Northwestern
Director                     University of Wisconsin                                    Mutual Series Fund,
Since February 2007          - Madison; formerly,                                       Inc., since February
                             Professor of International                                 2007; Director, Wausau
                             Economics and Associate                                    Paper, since 2005;
                             Dean, Amos Tuck School                                     Director, Great Wolf
                             of Business - Dartmouth                                    Resorts, since 2004.
                             College, 1998 to 2002.
________________________________________________________________________________________________________________

Cornelius T. Ryan (75)       Founding General Partner,                     62           None.
Director                     Oxford Partners and Oxford
Since inception              Bioscience Partners (venture
                             capital investing) and
                             President, Oxford Venture
                             Corporation since 1981.

________________________________________________________________________________________________________________

Peter P. Trapp (62)          Regional Manager for                          62           None.
Director                     Mid-Southern Region, Ford
Since inception              Motor Credit Company
                             since September 1997;
                             formerly, President, Ford
                             Life Insurance Company,
                             April 1995 to August 1997.
________________________________________________________________________________________________________________

________________________________________________________________________________________________________________

                                                                      NUMBER OF
                                                                      PORTFOLIOS IN
NAME, AGE, POSITION,                                                  FUND COMPLEX      OTHER DIRECTORSHIPS HELD
TERM OF OFFICE (1), AND                                               OVERSEEN BY       OUTSIDE FUND COMPLEX
LENGTH OF TIME SERVED        PRINCIPAL OCCUPATION(S)                  DIRECTOR (2)      BY DIRECTOR
________________________________________________________________________________________________________________

Director who is an "Interested Person" *
________________________________________________________________________________________________________________

Peter E. Sundman* (47)       Executive Vice                                62           Director and Vice
Chief Executive Officer,     President, Neuberger                                       President, Neuberger &
Director and Chairman        Berman Inc. (holding                                       Berman Agency, Inc.
of the Board                 company) since 1999;                                       since 2000; formerly,
Since inception              Head of Neuberger                                          Director, Neuberger
                             Berman Inc.'s Mutual                                       Berman Inc. (holding
                             Funds Business (since                                      company), October
                             1999) and Institutional                                    1999 to March 2003;
                             Business (1999 to                                          Trustee, Frost Valley
                             October 2005);                                             YMCA; Trustee,
                             responsible for Managed                                    College of Wooster.
                             Accounts Business and
                             intermediary distribution
                             since October 1999;
                             President and Director,
                             NB Management
                             since 1999; Managing
                             Director, Neuberger
                             Berman since 2005;
                             formerly, Executive
                             Vice President,
                             Neuberger Berman,
                             1999 to December 2005;
                             formerly, Principal,
                             Neuberger Berman,
                             1997 to 1999; formerly,
                             Senior Vice President,
                             NB Management, 1996
                             to 1999.
________________________________________________________________________________________________________________

________________________________________________________________________________________________________________

                                                                      NUMBER OF
                                                                      PORTFOLIOS IN
NAME, AGE, POSITION,                                                  FUND COMPLEX      OTHER DIRECTORSHIPS HELD
TERM OF OFFICE (1), AND                                               OVERSEEN BY       OUTSIDE FUND COMPLEX
LENGTH OF TIME SERVED        PRINCIPAL OCCUPATION(S)                  DIRECTOR (2)      BY DIRECTOR
________________________________________________________________________________________________________________

                                                     CLASS III
________________________________________________________________________________________________________________

Independent Fund Directors
________________________________________________________________________________________________________________

Robert A. Kavesh (79)        Marcus Nadler Professor                        62          Formerly, Director, The
Director                     Emeritus of Finance and                                    Caring Community
Since inception              Economics, New York                                        (not-for-profit)
                             University Stern School                                    from 1997 to 2006;
                             of Business; formerly,                                     formerly, Director,
                             Executive Secretary-                                       DEL Laboratories,
                             Treasurer, American                                        Inc. (cosmetics and
                             Finance Association,                                       pharmaceuticals), 1978
                             1961 to 1979.                                              to 2004; formerly,
                                                                                        Director, Apple Bank
                                                                                        for Savings, 1979
                                                                                        to 1990; formerly,
                                                                                        Director, Western
                                                                                        Pacific Industries, Inc.,
                                                                                        1972 to 1986 (public
                                                                                        company).
________________________________________________________________________________________________________________

Howard A. Mileaf (70)        Retired; formerly,                             62          Director, Webfinancial
Director                     Vice President and                                         Corporation (holding
Since inception              General Counsel,                                           company) since
                             WHX Corporation                                            December 2002;
                             (holding company), 1993                                    formerly, Director
                             to 2001.                                                   WHX Corporation
                                                                                        (holding company),
                                                                                        January 2002 to
                                                                                        June 2005; formerly,
                                                                                        Director, State Theatre
                                                                                        of New Jersey (not-for-
                                                                                        profit theater), 2000 to
                                                                                        2005.
________________________________________________________________________________________________________________

________________________________________________________________________________________________________________

                                                                      NUMBER OF
                                                                      PORTFOLIOS IN
NAME, AGE, POSITION,                                                  FUND COMPLEX      OTHER DIRECTORSHIPS HELD
TERM OF OFFICE (1), AND                                               OVERSEEN BY       OUTSIDE FUND COMPLEX
LENGTH OF TIME SERVED        PRINCIPAL OCCUPATION(S)                  DIRECTOR (2)      BY DIRECTOR
________________________________________________________________________________________________________________

Edward I. O'Brien (78)       Formerly, Member,                              62          Director, Legg Mason,
Director                     Investment Policy                                          Inc. (financial services
Since inception              Committee, Edward                                          holding company)
                             Jones, 1993 to 2001;                                       since 1993; formerly,
                             President, Securities                                      Director, Boston
                             Industry Association                                       Financial Group (real
                              "SIA") (securities                                        estate and tax
                             industry's representative                                  shelters),
                             in government relations                                    1993 to 1999.
                             and regulatory matters
                             at the federal and
                             state levels), 1974 to
                             1992; Adviser to SIA,
                             November 1992 to
                             November 1993.
________________________________________________________________________________________________________________

William E. Rulon (74)        Retired; formerly,                             62          Formerly, Director,
Director                     Senior Vice President,                                     Pro-Kids Golf and
Since inception              Foodmaker, Inc.                                            Learning Academy
                             (operator and franchiser                                   (teach golf and
                             of restaurants) until                                      computer usage to "at
                             January 1997.                                              risk" children), 1998
                                                                                        to 2006; formerly,
                                                                                        Director, Prandium,
                                                                                        Inc. (restaurants),
                                                                                        March 2001 to July
                                                                                        2002.
________________________________________________________________________________________________________________

________________________________________________________________________________________________________________

                                                                      NUMBER OF
                                                                      PORTFOLIOS IN
NAME, AGE, POSITION,                                                  FUND COMPLEX      OTHER DIRECTORSHIPS HELD
TERM OF OFFICE (1), AND                                               OVERSEEN BY       OUTSIDE FUND COMPLEX
LENGTH OF TIME SERVED        PRINCIPAL OCCUPATION(S)                  DIRECTOR (2)      BY DIRECTOR
________________________________________________________________________________________________________________

Candace L. Straight (59)     Private investor and                           62          Director, Montpelier
Director                     consultant specializing                                    Re (reinsurance
Since inception              in the insurance                                           company) since 2006;
                             industry; formerly,                                        Director, National
                             Advisory Director,                                         Atlantic Holdings
                             Securitas Capital                                          Corporation (property
                             LLC (a global private                                      and casualty insurance
                             equity investment firm                                     company) since
                             dedicated to making                                        2004; Director, The
                             investments in the                                         Proformance Insurance
                             insurance sector), 1998                                    Company (property
                             to December 2003.                                          and casualty insurance
                                                                                        company) since March
                                                                                        2004; formerly,
                                                                                        Director, Providence
                                                                                        Washington Insurance
                                                                                        Company (property
                                                                                        and casualty insurance
                                                                                        company), December
                                                                                        1998 to March 2006;
                                                                                        formerly, Director,
                                                                                        Summit Global
                                                                                        Partners (insurance
                                                                                        brokerage firm),
                                                                                        2000 to 2005.
________________________________________________________________________________________________________________

(1)  The Board of Directors shall at times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III
     Directors shall expire at the annual meeting of stockholders held in 2009, 2007, and 2008, respectively, and at each third annual meeting of stockholders thereafter.

(2)  For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*    Indicates a Director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Fund by virtue of the fact that they are officers and/or directors of NB Management and Managing Directors of Neuberger Berman.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended ("1934 Act"), Section 30(h) of the 1940 Act and Securities and Exchange Commission ("SEC") regulations thereunder, certain of the Fund's officers and the Fund's Directors and portfolio managers, persons owning more than 10% of the Fund's common stock and certain officers and directors of the Fund's investment manager and sub-adviser are required to report their transactions in the Fund's stock to the SEC and the AMEX.

Based solely on the review by the Fund of the copies of such reports it received, the Fund believes that, during its fiscal year ended October 31, 2006, all filing requirements applicable to such persons were met.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The Fund's Board met seven times during the fiscal year ended October 31, 2006. Each Director attended at least 75% of the total number of meetings of the Board and of any committee of which he or she was a member during that year.

     The Board has established several standing committees to oversee particular aspects of the Fund's management. The standing committees of the Board are described below. The Board does not have a standing compensation committee.

     AUDIT COMMITTEE. The purposes of the Fund's Audit Committee are (a) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent registered public accounting firm; (e) to act as a liaison between the Fund's independent registered public accounting firm and the full Board; and (f) to prepare an audit committee report as required by Item 306 of Regulation S-K to be included in proxy statements relating to the election of directors/trustees. The independent registered public accounting firm for the Fund shall report directly to the Audit Committee. The Fund has adopted a written charter for its Audit Committee. The charter of the Audit Committee was attached to the Fund's proxy statement dated February 28, 2006 and is available on NB Management's website at www.nb.com. The Audit Committee of the Fund has delegated the authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of the Fund's independent registered public accounting firm to the Chairman of the Audit Committee, and, if the Committee Chair is not available, to any other member of the Audit Committee.

     The Audit Committee of the Fund, established in accordance with Section 3(a)(58)(A) of the 1934 Act, is composed entirely of Independent Fund Directors who are also considered independent under the listing standards applicable to the Fund. Its members are John Cannon, Howard A. Mileaf, Cornelius T. Ryan (Chairman), Tom D. Seip and Peter P. Trapp. Members of the Audit Committee receive additional compensation for serving on this committee. The Audit Committee Report relating to the audit of Fund financial statements for the fiscal year ended October 31, 2006 is attached hereto as Appendix A. During the fiscal year ended October 31, 2006, the Committee met seven times.

     CLOSED-END FUNDS COMMITTEE. The Fund's Closed-End Funds Committee is responsible for consideration and evaluation of issues specific to the Fund. Its members are Edward I. O'Brien (Chairman), Jack L. Rivkin, William E. Rulon, and Tom D. Seip. All members other than Mr. Rivkin are Independent Fund Directors. During the fiscal year ended October 31, 2006, the Committee met once.

     CONTRACT REVIEW COMMITTEE. The Contract Review Committee of the Fund is responsible for overseeing and guiding the process by which the Independent Fund Directors annually consider whether to continue the Fund's principal contractual arrangements. Its members are Faith Colish (Chairwoman), Robert A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Directors. During the fiscal year ended October 31, 2006, the Committee met twice.

     ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee of the Fund oversees: (a) the Fund's program for compliance with Rule 38a-1 under the 1940 Act and the Fund's implementation and enforcement of its compliance policies and procedures; (b) compliance with the Fund's Code of Ethics (which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and Directors), and (c) the activities of the Fund's Chief Compliance Officer ("CCO"). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment adviser, sub-adviser, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering the Fund's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. The members of the Committee are John Cannon (Chairman), Faith Colish, C. Anne Harvey and Edward I. O'Brien. All members are Independent Fund Directors. The Board will receive at least annually a report on the compliance programs of the Fund and Service Providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Fund, Neuberger Berman and NB Management. During the fiscal year ended October 31, 2006, the Committee met four times.

     EXECUTIVE COMMITTEE. The Executive Committee of the Fund is responsible for acting in an emergency when a quorum of the Board of Directors is not available; the Committee has all the powers of the Board of Directors when the Board is not in session to the extent permitted by Maryland law. Its members are John Cannon, Howard A. Mileaf, Edward I. O'Brien, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Directors. During the fiscal year ended October 31, 2006, the Committee did not meet.

     GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee of the Fund is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Directors and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Directors, including as Independent Fund Directors, as members of committees, as Chair of the Board and as officers of the Fund; and (c) considering and making recommendations relating to the compensation of Independent Fund Directors and of those officers as to whom the Board is charged with approving compensation. The Committee met to discuss matters relating to the nomination of Class II Directors with respect to the Fund. Its members are C. Anne Harvey (Chairwoman), Robert A. Kavesh, Howard A. Mileaf and Tom D. Seip. All members are Independent Fund Directors and are not "interested parties" of the Fund as defined in section 2(a)(19) of the 1940 Act. During the fiscal year ended October 31, 2006, the Committee met twice.

     INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee of the Fund is responsible for overseeing and guiding the process by which the Board reviews Fund performance. Its members are Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Directors. During the fiscal year ended October 31, 2006, the Committee met twice.

     PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions and Pricing Committee of the Fund (a) monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers, evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the independent registered public accounting firm and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market prices are not readily available; (d) oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which the Fund deals with the manager or any affiliate of the manager as principal or agent.

     The members of the Committee are Faith Colish, Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Directors. During the fiscal year ended October 31, 2006, the Committee met four times.

INFORMATION REGARDING THE FUND'S PROCESS FOR NOMINATING DIRECTOR CANDIDATES

     GOVERNANCE AND NOMINATING COMMITTEE CHARTER. A copy of the Governance and Nominating Committee Charter is available to stockholders on NB Management's website at www.nb.com.

     STOCKHOLDER COMMUNICATIONS. The Fund's Governance and Nominating Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Funds, 605 Third Avenue, 21 (st) Floor, New York, NY, 10158-0180.

     NOMINEE QUALIFICATIONS. The Governance and Nominating Committee will consider nominees recommended by stockholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. While there is no formal list of qualifications, the Governance and Nominating Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Board's operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as independent directors, independence from the Fund's investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committee also considers whether the prospective candidates' workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Fund operates. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board's present composition and the Committee's (or the Board's) perceptions about future issues and needs.

     IDENTIFYING NOMINEES. The Governance and Nominating Committee considers prospective candidates from any reasonable source. The Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If the Committee, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of independent Board members for input. Any request by management to meet with the prospective candidate would be given appropriate consideration. The Fund has not paid a fee to third parties to assist in finding nominees.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

     The Fund does not have a policy on Director attendance at the annual meeting of stockholders. One Board member attended the 2006 annual meeting of stockholders.

OWNERSHIP OF SECURITIES

     Set forth below is the dollar range of equity securities owned by each Director.

                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                         SECURITIES IN ALL REGISTERED
                                 DOLLAR RANGE OF         INVESTMENT COMPANIES OVERSEEN
                                 EQUITY SECURITIES       BY DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                 OWNED IN THE FUND*      INVESTMENT COMPANIES*
_________________________________________________________________________________________

Independent Fund Directors
_________________________________________________________________________________________

John Cannon                      None                    Over $100,000
Faith Colish**                   $1-$10,000              Over $100,000
C. Anne Harvey                   None                    $50,001-$100,000
Robert A. Kavesh                 None                    $10,001-$50,000
Michael M. Knetter               None                    None
Howard A. Mileaf                 None                    Over $100,000
George W. Morriss                None                    $10,001-$50,000
Edward I. O'Brien                None                    Over $100,000
William E. Rulon                 None                    Over $100,000
Cornelius T. Ryan                None                    $10,001-$50,000
Tom D. Seip                      None                    Over $100,000
Candace L. Straight              None                    Over $100,000
Peter P. Trapp                   None                    Over $100,000
_________________________________________________________________________________________

Directors who are "Interested Persons"
_________________________________________________________________________________________

Jack L. Rivkin                   None                    $1-$10,000
Peter E. Sundman                 None                    Over $100,000
_________________________________________________________________________________________

*     Valuation as of March 5, 2007.
** Ms. Colish owns 100 shares of common stock of the Fund, constituting less than 1% of the Fund's outstanding shares of common stock.


INDEPENDENT FUND DIRECTORS' OWNERSHIP OF SECURITIES

     As of January 31, 2007, no Independent Fund Director (or his/her immediate family members) owned securities of NB Management or Neuberger Berman or securities in an entity controlling, controlled by or under common control with NB Management or Neuberger Berman (not including registered investment companies).

OFFICERS OF THE FUND

     The following table sets forth certain information regarding the officers of the Fund. Except as otherwise noted, each individual has held the positions shown in the table below for at least the last five years. The business address of each listed person is 605 Third Avenue, New York, New York 10158. Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board.

_____________________________________________________________________________________________

                          POSITION AND
                          LENGTH OF TIME
NAME AND AGE              SERVED                PRINCIPAL OCCUPATION(S)
_____________________________________________________________________________________________

Andrew B. Allard (45)     Anti-Money            Senior Vice President, Neuberger Berman
                          Laundering            since 2006; Deputy General Counsel,
                          Compliance            Neuberger Berman since 2004; formerly,
                          Officer since         Vice President, Neuberger Berman,
                          inception             2000 to 2006; formerly, Associate
                                                General Counsel, Neuberger Berman,
                                                1999 to 2004; Anti-Money Laundering
                                                Compliance Officer, sixteen registered
                                                investment companies for which NB
                                                Management acts as investment manager
                                                and administrator (seven since 2002,
                                                three since 2003, four since 2004, one
                                                since 2005 and one since 2006) and one
                                                registered investment company for which
                                                NB Management acts as investment
                                                adviser (since 2006).
_____________________________________________________________________________________________

Michael J. Bradler (37)   Assistant             Vice President, Neuberger Berman since
                          Treasurer             2006; Employee, NB Management since
                          since 2005            1997; Assistant Treasurer, sixteen registered
                                                investment companies for which NB
                                                Management acts as investment manager
                                                and administrator (fifteen since 2005
                                                and one since 2006) and one registered
                                                investment company for which NB
                                                Management acts as investment adviser
                                                (since 2006).
_____________________________________________________________________________________________

Claudia A. Brandon (50)   Secretary             Senior Vice President, Neuberger Berman
                          since                 since 2007; Vice President-Mutual Fund
                          inception (1)         Board Relations, NB Management since
                                                2000 and Assistant Secretary since 2004;
                                                formerly, Vice President, Neuberger
                                                Berman 2002 to 2007 and Employee
                                                since 1999; Secretary, sixteen registered
                                                investment companies for which NB
                                                Management acts as investment manager
                                                and administrator (three since 1985, four
                                                since 2002, three since 2003, four since
                                                2004, one since 2005 and one since 2006)
                                                and one registered investment company
                                                for which NB Management acts as
                                                investment adviser (since 2006).
_____________________________________________________________________________________________

_____________________________________________________________________________________________

                          POSITION AND
                          LENGTH OF TIME
NAME AND AGE              SERVED                PRINCIPAL OCCUPATION(S)
_____________________________________________________________________________________________

Robert Conti (50)         Vice                  Managing Director, Neuberger Berman
                          President             since 2007; formerly, Senior Vice President,
                          since                 Neuberger Berman, 2003 to 2007; formerly,
                          inception (1)         Vice President, Neuberger Berman,
                                                1999 to 2003; Senior Vice President, NB
                                                Management since 2000; Vice President,
                                                sixteen registered investment companies for
                                                which NB Management acts as investment
                                                manager and administrator (three since
                                                2000, four since 2002, three since 2003,
                                                four since 2004, one since 2005 and one
                                                since 2006) and one registered investment
                                                company for which NB Management acts
                                                as investment adviser (since 2006).
_____________________________________________________________________________________________

Brian J. Gaffney (53)     Vice                  Managing Director, Neuberger Berman
                          President             since 1999; Senior Vice President, NB
                          since                 Management since 2000; Vice President,
                          inception (1)         sixteen registered investment companies for
                                                which NB Management acts as investment
                                                manager and administrator (three since
                                                2000, four since 2002, three since 2003,
                                                four since 2004, one since 2005 and one
                                                since 2006) and one registered investment
                                                company for which NB Management acts
                                                as investment adviser (since 2006).
_____________________________________________________________________________________________

_____________________________________________________________________________________________

                          POSITION AND
                          LENGTH OF TIME
NAME AND AGE              SERVED                PRINCIPAL OCCUPATION(S)
_____________________________________________________________________________________________

Maxine Gerson (56)        Chief Legal           Senior Vice President, Neuberger Berman
                          Officer since         since 2002; Deputy General Counsel and
                          2005 (only for        Assistant Secretary, Neuberger Berman
                          purposes of           since 2001; formerly, Vice President,
                          sections 307          Neuberger Berman, 2001 to 2002;
                          and 406 of            formerly, Associate General Counsel,
                          the Sarbanes-         Neuberger Berman, 2001; formerly,
                          Oxley Act of          Counsel, Neuberger Berman, 2000;
                          2002)                 Secretary and General Counsel, NB
                                                Management since 2004; Chief Legal
                                                Officer (only for purposes of sections
                                                307 and 406 of the Sarbanes-Oxley Act
                                                of 2002), sixteen registered investment
                                                companies for which NB Management
                                                acts as investment manager and
                                                administrator (fifteen since 2005 and one
                                                since 2006) and one registered investment
                                                company for which NB Management acts
                                                as investment adviser (since 2006).
_____________________________________________________________________________________________

Sheila R. James (41)      Assistant             Assistant Vice President, Neuberger
                          Secretary             Berman since 2007; formerly, Employee
                          since                 since 1999; Assistant Secretary, sixteen
                          inception (1)         registered investment companies for
                                                which NB Management acts as investment
                                                manager and administrator (seven since
                                                2002, three since 2003, four since 2004,
                                                one since 2005and one since 2006) and
                                                one registered investment company for
                                                which NB Management acts as investment
                                                adviser (since 2006).
_____________________________________________________________________________________________

Kevin Lyons (51)          Assistant             Employee, Neuberger Berman since 1999;
                          Secretary             Assistant Secretary, sixteen registered
                          since 2003            investment companies for which NB
                                                Management acts as investment manager
                                                and administrator (ten since 2003, four
                                                since 2004, one since 2005 and one since
                                                2006) and one registered investment
                                                company for which NB Management acts
                                                as investment adviser (since 2006).
_____________________________________________________________________________________________

_____________________________________________________________________________________________

                          POSITION AND
                          LENGTH OF TIME
NAME AND AGE              SERVED                PRINCIPAL OCCUPATION(S)
_____________________________________________________________________________________________

John M. McGovern (37)     Treasurer             Senior Vice President, Neuberger Berman
                          and Principal         since 2007; formerly, Vice President,
                          Financial and         Neuberger Berman, 2004 to 2007;
                          Accounting            Employee, NB Management since 1993;
                          Officer since         Treasurer and Principal Financial and
                          2005; prior           Accounting Officer, sixteen registered
                          thereto,              investment companies for which NB
                          Assistant             Management acts as investment manager
                          Treasurer             and administrator (fifteen since 2005
                          since                 and one since 2006) and one registered
                          inception (1)         investment company for which NB
                                                Management acts as investment adviser
                                                (since 2006); formerly, Assistant Treasurer,
                                                fifteen registered investment companies for
                                                which NB Management acts as investment
                                                manager and administrator, 2002 to 2005.
_____________________________________________________________________________________________

Frank Rosato (36)         Assistant             Vice President, Neuberger Berman
                          Treasurer             since 2006; Employee, NB Management
                          since 2005            since 1995; Assistant Treasurer, sixteen
                                                registered investment companies for
                                                which NB Management acts as investment
                                                manager and administrator (fifteen
                                                since 2005 and one since 2006) and one
                                                registered investment company for which
                                                NB Management acts as investment
                                                adviser (since 2006).
_____________________________________________________________________________________________

Frederic B. Soule (60)    Vice                  Senior Vice President, Neuberger Berman
                          President             since 2003; formerly, Vice President,
                          since                 Neuberger Berman, 1999 to 2003; Vice
                          inception (1)         President, sixteen registered investment
                                                companies for which NB Management acts
                                                as investment manager and administrator
                                                (three since 2000, four since 2002, three
                                                since 2003, four since 2004, one since 2005
                                                and one since 2006) and one registered
                                                investment company for which NB
                                                Management acts as investment adviser
                                                (since 2006).
_____________________________________________________________________________________________

_____________________________________________________________________________________________

                          POSITION AND
                          LENGTH OF TIME
NAME AND AGE              SERVED                PRINCIPAL OCCUPATION(S)
_____________________________________________________________________________________________

Chamaine Williams (36)    Chief                 Senior Vice President, Lehman Brothers
                          Compliance            Inc. since 2007; formerly, Vice President,
                          Officer since         Lehman Brothers Inc. from 2003 to
                          2005                  2007; Chief Compliance Officer, sixteen
                                                registered investment companies for
                                                which NB Management acts as investment
                                                manager and administrator (fifteen
                                                since 2005 and one since 2006) and
                                                one registered investment company
                                                for which NB Management acts as
                                                investment adviser (since 2005); Chief
                                                Compliance Officer, Lehman Brothers
                                                Asset Management Inc. since 2003; Chief
                                                Compliance Officer, Lehman Brothers
                                                Alternative Investment Management LLC
                                                since 2003; formerly, Vice President,
                                                UBS Global Asset Management (US)
                                                Inc. (formerly, Mitchell Hutchins Asset
                                                Management, a wholly-owned subsidiary of
                                                PaineWebber Inc.), 1997 to 2003.
_____________________________________________________________________________________________

(1) The officer has served since the Fund's inception in 2003.


COMPENSATION OF DIRECTORS

     The following table sets forth information concerning the compensation of the Fund's Directors. The Fund does not have any pension or retirement plan for its Directors. For the fiscal year ended October 31, 2006, the Directors received the amounts set forth in the following table from the Fund. For the calendar year ended December 31, 2006, the Directors received the compensation set forth in the following table for serving as Trustees or Directors of investment companies in the "Neuberger Berman Fund Complex." Each officer and Director who is a director, officer or employee of NB Management, Neuberger Berman or any entity controlling, controlled by or under common control with NB Management or Neuberger Berman serves as a Director and/or officer without any compensation from the Fund.

                                TABLE OF COMPENSATION*


                                                            TOTAL COMPENSATION FROM REGISTERED
                                    COMPENSATION FROM     INVESTMENT COMPANIES IN THE NEUBERGER
NAME AND POSITION                  THE FUND FOR FISCAL    BERMAN FUND COMPLEX PAID TO DIRECTORS
WITH THE FUND                      YEAR ENDED 10/31/06       FOR CALENDAR YEAR ENDED 12/31/06
_______________________________________________________________________________________________

Independent Fund Directors
_______________________________________________________________________________________________

John Cannon
     Director                            $2,553                         $108,449
Faith Colish
     Director                            $2,404                         $101,674
C. Anne Harvey
     Director                            $2,404                         $101,674
Robert A. Kavesh
     Director                            $2,404                         $101,674
Michael M. Knetter*
     Director                                $0                           $6,077
Howard A. Mileaf
     Director                            $2,553                         $108,449
George W. Morriss*
     Director                                $0                           $6,375
Edward I. O'Brien
     Director                            $2,404                         $101,674
William E. Rulon
     Director                            $2,404                         $101,674
Cornelius T. Ryan
     Director                            $2,639                         $112,346
Tom D. Seip
     Director                            $2,866                         $126,674
Candace L. Straight
     Director                            $2,404                         $101,674
Peter P. Trapp
     Director                            $2,401                         $101,254
_______________________________________________________________________________________________

Directors who are "Interested Persons"
_______________________________________________________________________________________________

Jack L. Rivkin
     Director and President                $0                              $0
Peter E. Sundman
     Director, Chairman of the
     Board and Chief Executive
     Officer                               $0                              $0
_______________________________________________________________________________________________

*  Dr. Knetter and Mr. Morriss joined the Fund's Board in February 2007. They served on the board of another fund in the Neuberger
   Berman Fund Complex during part of 2006.

VOTE REQUIRED

     C. Anne Harvey, George W. Morriss, Jack Rivkin and Tom D. Seip each must be elected by the holders of a majority of the Fund's outstanding Common Shares and Preferred Shares, voting together. John Cannon must be elected by the holders of a majority of the outstanding Preferred Shares, voting separately from the holders of the Common Shares.

           THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS
                       THAT YOU VOTE "FOR" EACH NOMINEE.

                INFORMATION ON THE FUND'S INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP ("Ernst & Young") audited the Fund's financial statements for the fiscal year ended October 31, 2006. Ernst & Young, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for the Fund and provides audit services, tax compliance services and assistance and consultation in connection with the review of the Fund's filings with the SEC. In the opinion of the Audit Committee, the services provided by Ernst & Young are compatible with maintaining the independence of the Fund's independent registered public accounting firm. The Board of Directors of the Fund has selected Ernst & Young as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2007. Ernst & Young has served as the Fund's independent registered public accounting firm since the Fund's inception. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

     Representatives of Ernst & Young are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

     The aggregate fees billed by Ernst & Young for the audit of the annual financial statements of the Fund for the fiscal years ended October 31, 2006 and October 31, 2005 and for the review of the financial statements included in the Fund's regulatory filings were as shown in the table below.

                                                    AUDIT FEES BILLED
                                           _____________________________________

                                           FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                            10/31/06            10/31/05
________________________________________________________________________________

Neuberger Berman
     Real Estate Securities Income Fund Inc.    $33,500             $31,250
________________________________________________________________________________

AUDIT-RELATED FEES

     The aggregate audit-related fees billed by Ernst & Young for the fiscal years ended October 31, 2006 and October 31, 2005, for performing agreed-upon procedures for the Preferred Shares of the Fund were as shown in the table below.

                                                 AUDIT-RELATED FEES BILLED
                                           _____________________________________

                                           FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                            10/31/06            10/31/05
________________________________________________________________________________

Neuberger Berman
     Real Estate Securities Income Fund Inc.     $6,250              $6,000
________________________________________________________________________________

TAX FEES

     The aggregate fees billed by Ernst & Young for the fiscal years ended October 31, 2006 and October 31, 2005, for tax compliance, tax advice, and tax planning were as shown in the table below.

                                                     TAX FEES BILLED
                                           _____________________________________

                                           FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                            10/31/06            10/31/05
________________________________________________________________________________

Neuberger Berman
     Real Estate Securities Income Fund Inc.     $9,500             $8,700
________________________________________________________________________________

ALL OTHER FEES

     Aggregate fees billed by Ernst & Young during the fiscal years ended October 31, 2006 and October 31, 2005 for other services provided to the Fund were as shown in the table below.

                                                     ALL OTHER FEES
                                           _____________________________________

                                           FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                            10/31/06            10/31/05
________________________________________________________________________________

Neuberger Berman
     Real Estate Securities Income Fund Inc.       $0                 $0
________________________________________________________________________________

     Aggregate fees billed by Ernst & Young during the fiscal years ended October 31, 2006 and October 31, 2005 for non-audit services to the Fund, NB Management and Neuberger Berman were as shown in the table below.

                                                 AGGREGATE NON-AUDIT FEES
                                           _____________________________________

                                           FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                            10/31/06            10/31/05
________________________________________________________________________________

Neuberger Berman
     Real Estate Securities Income Fund Inc.   $141,750            $175,350
________________________________________________________________________________

     The Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of Ernst & Young. The Audit Committee did not approve any of the services described above pursuant to the "de minimis exceptions" set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. Ernst & Young did not provide any audit-related services, tax services or other non-audit services to NB Management or Neuberger Berman that the Audit Committee was required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

                                 OTHER MATTERS

     No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of stockholders properly come before the Meeting, the persons named as proxies in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Fund.

                             STOCKHOLDER PROPOSALS

     The Fund's Bylaws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting to provide notice of the nominations or proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Fund. The Secretary must receive the nomination or proposal not less than 90 days in advance of the anniversary of the date the Fund's proxy statement was released to stockholders in connection with the previous year's annual meeting. In order to be considered at the Fund's 2008 annual meeting, stockholder nominations and proposals must be received by the Fund no later than January 21, 2008 and must satisfy the other requirements of the federal securities laws. Timely submission of a nomination or proposal does not guarantee that such nomination or proposal will be included. The chairperson of the Meeting may refuse to acknowledge a nomination or other proposal by a stockholder that is not made in the manner described above.

                               OTHER INFORMATION

     The Board on an ongoing basis evaluates the options available to reduce the discount at which the Fund's common stock trades. The Board believes that one such option would be a managed distribution plan, under which the Fund could include long-term capital gains in its distributions to stockholders more frequently than is permitted by the 1940 Act. The Fund in 2004 filed with the SEC an exemptive application to allow such distributions; shortly thereafter, however, the SEC for policy reasons imposed a moratorium on such exemptions. In light of a recent letter from the SEC staff proposing to resume the processing of such applications subject to new conditions, the Board has approved the filing of an amended application.

     There can, of course, be no assurance that the SEC will grant the exemptive relief sought by the Fund, nor does the Fund know when the SEC may act on its application. If the Fund receives the exemptive relief it seeks from the SEC, the Fund currently intends to pay common stockholders a stable monthly distribution that may include net investment income, long-term capital gain, and/or return of capital. The Fund's Board will determine the amount of such distributions only after the Fund receives exemptive relief and after the Board takes into account the particular circumstances existing at that time. Although the Fund currently has significant unrealized long-term capital gain that it could realize and pay out in such distributions, there can be no assurance that the Fund will have sufficient long-term capital gain available if and when the application is granted to permit managed distributions of any particular amount or for any particular length of time without including a return of capital. The Board has determined that, if the Fund had the exemptive relief today, its goal would be to implement a managed distribution plan under which the Fund would pay monthly distributions at a level sufficient to provide an annualized yield (based on net asset value) that would fall within the top quartile of the Fund's peer group (a representative group of closed-end funds categorized by Lipper as funds that invest primarily in equity securities of domestic and foreign companies engaged in the real estate industry). In the future, such distribution payments may include income, realized capital gains and/or return of capital. If the Fund implements a managed distribution plan, its Board would have the ability to amend or terminate the plan at any time, without prior notice to stockholders.

     The Fund's Board believes that implementing a managed distribution plan may help the Fund attract new investors, which could have a positive effect on the market price of the Fund's common stock and aid in narrowing the discount at which the Fund's common stock trades. The distributions also would provide stockholders with a steady monthly cash source.


                   NOTICE TO BANKS, BROKER-DEALERS AND VOTING
                          TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, c/o its Secretary at 605 Third Avenue New York, New York 10158, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of shares.

                                             By order of the Board of Directors,

                                             /s/ Claudia A. Brandon
                                             Claudia A. Brandon
                                             Secretary


Dated: April 19, 2007

                                                                      APPENDIX A

                             AUDIT COMMITTEE REPORT

                 NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                 NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
               NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
                 NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
                    NEUBERGER BERMAN REALTY INCOME FUND INC.
                          (COLLECTIVELY, THE "FUNDS")

     The Audit Committees of the Boards of Directors of the Funds operate pursuant to a Charter, which sets forth the role of an Audit Committee in a Fund's financial reporting process. Pursuant to the Charter, the role of the Audit Committee is to oversee the Fund's accounting and financial reporting processes and the quality and integrity of the Fund's financial statements and the independent audit of those financial statements. The Committee is responsible for, among other things, recommending the initial and ongoing engagement of the independent registered public accounting firm and reviewing the scope and results of each Fund's annual audit with the Fund's independent registered public accounting firm. Fund management is responsible for the preparation, presentation and integrity of the Funds' financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm for the Funds is responsible for planning and carrying out proper audits and reviews.

     The Audit Committees met on December 12, 2006 to review each Fund's audited financial statements for the fiscal year ended October 31, 2006. In performing this oversight function, the Audit Committees have reviewed and discussed the audited financial statements with the Funds' management and their independent registered public accounting firm, Ernst & Young LLP ("E&Y"). The Audit Committees have discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and have received the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1. The Audit Committees also have discussed with E&Y its independence.

     The members of the Audit Committees are not employed by the Funds as experts in the fields of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Members of the Audit Committees rely without independent verification on the information provided and the representations made to them by management and E&Y.

     Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committees recommended to the Board of Directors that the audited financial statements be included in each Fund's Annual Report to Stockholders for the fiscal year ended October 31, 2006.

     The members of the Audit Committees are listed below. Each has been determined to be independent pursuant to American Stock Exchange Rule 121B(b)(1) and New York Stock Exchange Rule 303.01.

John Cannon
Howard A. Mileaf
Cornelius T. Ryan (Chairman)
Tom D. Seip
Peter P. Trapp


December 12, 2006

                              ____________________
                             |           |        |
                             | NEUBERGER | BERMAN |
                             |___________|________|

                             A Lehman Brothers Company


                             Neuberger Berman Management Inc.
                             605 Third Avenue 2nd Floor
                             New York, New York 10158-0180

                             www.nb.com

                                                                     H0284 04/07

                      YOUR VOTE IS IMPORTANT NO MATTER HOW
                          MANY SHARES OF STOCK YOU OWN.

                      PLEASE SIGN AND DATE THE REVERSE SIDE
                    OF THIS PROXY CARD AND RETURN IT PROMPTLY
                            IN THE ENCLOSED ENVELOPE.

                          THIS PROXY CARD IS VALID ONLY
                             WHEN SIGNED AND DATED.




                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
                                      PROXY

            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

           PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 2, 2007

     The undersigned appoints as proxies Robert Conti, Frederic B. Soule and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned's shares of common stock in Neuberger Berman Real Estate Securities Income Fund Inc. ("Fund") at the Annual Meeting of Stockholders to be held on May 2, 2007, at 9:30 a.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 101 58-3698, and any adjournments thereof ("Meeting"), with all the power the undersigned would have if personally present.

     Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE FUND'S BOARD OF DIRECTORS.

     The shares of common stock represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE


 ------------------                                           ----------------
/ SEE REVERSE SIDE /                                        / SEE REVERSE SIDE /
 ------------------                                           ----------------

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE.



--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES IN THE PROPOSAL.
--------------------------------------------------------------------------------
1. To elect four Class II Directors to serve until the annual meeting of stockholders in 2010, or until their successors are elected and qualified:

                                                FOR ALL  WITHHOLD   FOR ALL
                                                         ALL        EXCEPT

                                                [ ]      [ ]        [ ]
   (01)  C. Anne Harvey
   (02)  George Morriss
   (03)  Jack Rivkin
   (04)  Tom D. Seip

    *TO WITHHOLD  AUTHORITY TO VOTE FOR ANY  NOMINEE(S),
     MARK THE BOX "FOR ALL EXCEPT" AND WRITE ON THE LINE
     BELOW THE  NUMBER(S)  OF THE  NOMINEE(S)  FOR
     WHOM YOU DO NOT WANT TO VOTE.

    ------------------------------------------------------------

--------------------------------------------------------------------------------

                              IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1-877-461-1899.


                              Date ______________________________________, 2007


                              _________________________________________________
                              Signature (owner, trustee, custodian, etc.)


                              _________________________________________________
                              Signature, if held jointly

                              Please sign exactly as name appears hereon. If shares are held in the name of two or more persons, any may sign. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

                      YOUR VOTE IS IMPORTANT NO MATTER HOW
                          MANY SHARES OF STOCK YOU OWN.

                      PLEASE SIGN AND DATE THE REVERSE SIDE
                    OF THIS PROXY CARD AND RETURN IT PROMPTLY
                            IN THE ENCLOSED ENVELOPE.

                          THIS PROXY CARD IS VALID ONLY
                             WHEN SIGNED AND DATED.




                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
                                      PROXY

         NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

           PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 2, 2007

     The undersigned appoints as proxies Robert Conti, Frederic B. Soule and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned's shares of preferred stock in Neuberger Berman Real Estate Securities Income Fund Inc. ("Fund") at the Annual Meeting of Stockholders to be held on May 2, 2007, at 9:30 a.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 101 58-3698, and any adjournments thereof ("Meeting"), with all the power the undersigned would have if personally present.

     Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE FUND'S BOARD OF DIRECTORS.

     The shares of preferred stock represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE


 ------------------                                           ----------------
/ SEE REVERSE SIDE /                                        / SEE REVERSE SIDE /
 ------------------                                           ----------------

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE.



--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES IN THE PROPOSAL.
--------------------------------------------------------------------------------
1. To elect five Class II Directors to serve until the annual meeting of stockholders in 2010, or until their successors are elected and qualified:
                                                FOR ALL  WITHHOLD   FOR ALL
                                                         ALL        EXCEPT

                                                [ ]      [ ]        [ ]
   (01)  C. Anne Harvey
   (02)  George Morriss
   (03)  Jack Rivkin
   (04)  Tom D. Seip
   (05)  John Cannon

    *TO WITHHOLD  AUTHORITY TO VOTE FOR ANY  NOMINEE(S),
     MARK THE BOX "FOR ALL EXCEPT" AND WRITE ON THE LINE
     BELOW THE  NUMBER(S)  OF THE  NOMINEE(S)  FOR
     WHOM YOU DO NOT WANT TO VOTE.

    ------------------------------------------------------------

--------------------------------------------------------------------------------

                              IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1-877-461-1899.


                              Date ______________________________________, 2007


                              _________________________________________________
                              Signature (owner, trustee, custodian, etc.)


                              _________________________________________________
                              Signature, if held jointly

                              Please sign exactly as name appears hereon. If shares are held in the name of two or more persons, any may sign. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.